UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2021

ARTISAN ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation or organization)	001-40411 (Commission File Number)	98-1580830 (I.R.S. Employer Identification No.)

71 Fort Street, PO Box 500 Grand Cayman Cayman Islands, KY1-1106 (Address of principal executive offices)		(Zip Code)

+852 2523 1056

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	ARTAU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	ARTA	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	ARTAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously reported, on May 18, 2021, Artisan Acquisition Corp., a Cayman Islands exempted company (the “Company”), consummated its initial public offering (the “IPO”) of 30,000,000 units (the “Units”).

On May 25, 2021, the Company consummated the closing (the “Over-Allotment Closing”) of its sale of an additional 3,934,235 Units pursuant to the partial exercise by the underwriters of their over-allotment option (the “Over-Allotment Option”). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $39,342,350. Simultaneously with the partial exercise of the Over-Allotment Option, the Company sold an additional 524,565 private placement warrants to its sponsor, Artisan LLC, generating gross proceeds to the Company of $786,847. Following the Over-Allotment Closing, an aggregate amount of $339,342,350 has been placed in the Company’s trust account established in connection with the IPO.

An audited balance sheet as of May 18, 2021 reflecting receipt of the proceeds upon consummation of the IPO has been issued by the Company and previously filed as Exhibit 99.1 to a Current Report on Form 8-K on May 25, 2021. The Company’s unaudited pro forma balance sheet as of May 18, 2021, adjusted for the Over-Allotment Closing on May 25, 2021 is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Unaudited Pro Forma Balance Sheet as of May 18, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2021	ARTISAN ACQUISITION CORP.

	By:	/s/ CHENG YIN PAN (BEN)
Name: Cheng Yin Pan (Ben)
Title: Chief Executive Officer

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